UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2013

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

 New York                                                000-13580                                              11-2708279
(State or other jurisdiction of                   (Commission File Number)           (IRS Employer Identification No.)
                                                                                                                   incorporation)

4 West Second Street, Riverhead, New York                                                11901
       (Address of principal executive offices)                                                   (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

As previously reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, Suffolk Bancorp (“Suffolk”) had entered into an agreement in principle for the joint settlement of shareholder derivative actions filed against certain current and former directors of Suffolk and a former officer of Suffolk in the Supreme Court of the State of New York for the County of Suffolk (the “State Court”) under the caption Susan Forbush v. Edgar F. Goodale, et al., No. 33538/11 (the “State Action”), and in the United States District Court for the Eastern District of New York under the caption Robert J. Levy v. J. Gordon Huszagh, et. al., No. 11 Civ. 3321 (JS) (the “Federal Action,” and, together with the State Action, the “Derivative Actions”). On May 14, 2013, the parties to the State Action, the parties to the Federal Action, along with an additional shareholder who had previously made a litigation demand on Suffolk’s board of directors, entered into a Stipulation of Compromise and Settlement (the “Stipulation”) providing for the settlement of the Derivative Actions, subject to the approval of the State Court.

On July 24, 2013, the State Court entered an order preliminarily approving the settlement of the Derivative Actions on the terms set forth in the Stipulation, providing for notice of the proposed settlement to Suffolk’s stockholders, and scheduling a hearing in the State Court on September 25, 2013 at 11:00 a.m. Eastern Time to consider whether to: (i) approve the proposed settlement contemplated by the Stipulation, (ii) approve the award of fees and expenses requested by plaintiffs’ counsel, and (iii) enter a judgment dismissing the State Action with prejudice as set forth in the Stipulation filed with the State Court. In accordance with the Stipulation, if the State Court approves such matters and the State Action is dismissed, the parties will take such action as necessary to dismiss the Federal Action with prejudice.

The Notice of Proposed Settlement of Derivative Actions, Hearing Thereon, and Right To Appear in the form approved by the State Court is furnished herewith as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit 99.1  The Notice of Proposed Settlement of Derivative Actions, Hearing Thereon, and Right To Appear in the form approved by the State Court.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLK BANCORP

Date: July 26, 2013	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck
Executive Vice President, General Counsel & Corporate Secretary

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 99.1	The Notice of Proposed Settlement of Derivative Actions, Hearing Thereon, and Right To Appear in the form approved by the State Court.